Exhibit 99.1

Selectica Announces 3rd Quarter Fiscal 2015 Financial Results

Solid quarter over quarter recurring revenue growth and significant gross margin expansion provides a foundation for future growth and a path to profitability

SAN MATEO, CA – February 9, 2015 – Selectica, Inc. (NASDAQ: SLTC), a leading provider of contract management, configuration, and strategic sourcing solutions, today announced financial results for its fiscal third quarter ended December 31, 2014.

Q3 FY2015 GAAP Financial Highlights

●	GAAP revenue for Q3FY2015 was $6.0 million, compared to $5.2 million in Q2FY2015, representing a 15.0% increase.

●	GAAP gross profit as a percentage of revenue was 51.5% in Q3FY2015, compared to 33.7% in Q2FY2015, an increase of 17.8%.

●	Finally, GAAP net loss was ($3.8) million or ($0.49) per share in Q3FY2015, compared to ($5.4) million or ($0.71) per share in Q2FY2015, a decrease or improvement of $0.22 per share.

GAAP Financial Measures	Q3	Q2	Q3	Change	Change
(in thousands, except per share amounts)	FY 2014	FY 2015	FY 2015	Q/Q	Y/Y
Revenue	$3,948	$5,203	$5,984	15.0%	51.6%
Gross profit	1,817	1,751	3,082	76.0%	69.6%
Gross profit percentage	46.0%	33.7%	51.5%	17.8 pts.	5.5 pts.
Net income	(2,124)	(5,446)	(3,843)	29.4%	(80.9%)
EPS	($0.55)	($0.71)	($0.49)	$0.22	$0.06

Q3 FY2015 Non-GAAP Financial Highlights

●	Non-GAAP revenue for Q3FY2015 was $6.3 million, compared to $6.2 million in Q2FY2015, representing a 2.5% increase.

●	Non-GAAP gross profit as a percentage of revenue was 56.6% in Q3FY2015, compared to 46.6% in Q2FY2015, an increase of 10.0%.

●	Non-GAAP net loss was ($2.5) million or ($0.32) per share in Q3FY2015, compared to ($3.2) million or ($0.41) per share in Q2FY2015, a decrease or improvement of $0.09 per share.

●	Finally, billings, a non-GAAP measure defined as revenues plus the change in deferred revenues for Q3FY2015 was $7.2 million, compared to $7.1 million in Q2FY2015, an increase of 1.2%.

Non-GAAP Financial Measures	Q3	Q2	Q3	Change	Change
(in thousands, except per share amounts)	FY 2014	FY 2015	FY 2015	Q/Q	Y/Y
Revenue	$3,948	$6,167	$6,316	2.4%	60.0%
Gross profit	1,817	2,870	3,573	24.5%	96.6%
Gross profit percentage	46.0%	46.6%	56.6%	10.0 pts.	10.6 pts.
Net income	(1,658)	(3,184)	(2,482)	22.0%	(49.7%)
EPS	($0.43)	($0.41)	($0.32)	$0.09	$0.11
Billings	3,905	7,123	7,209	1.2%	84.6%

“I am pleased with both the financial and business results from the past quarter,” said Blaine Mathieu, CEO and President of Selectica. “In Q3, we had significant improvement in both gross margins and reductions in non-GAAP losses per share as well as solid quarter over quarter recurring non-GAAP revenue growth of 5%. These results demonstrate that, after six quarters of hard work by a very committed team, Selectica is now in process of turning the corner. With momentum on our side, we anticipate these positive results to accelerate in the quarters ahead. These results are a function of significant work in three key business areas: 1) our revamped sales team has hit its stride; 2) our ability to effectively deliver customer value and revenue from the sourcing and contract management client base is increasing; and 3) we have been focused on rightsizing our services and support teams with an eye on efficiency. I believe we have now created a foundation for sustainable growth and are set on a path to profitability.”

Q3 FY’15 Business Highlights:

●

Selectica Raises $5.9M in Convertible Preferred and Common Stock and Enters into Binding Term Sheets for an Additional $5M in Debt: In an effort to both support its growing sales channel infrastructure, core technology development and continue to leave open the potential for future strategic acquisitions, Selectica announced today that the company completed a private placement transaction to certain institutional funds and accredited investors for approximately $5.9 million in equity.  In addition, the company entered into two separate term sheets with its largest stockholder by which it will be provided with an additional $3.0M in capital through the issuance of a convertible promissory note, as well as a limited guarantee to the company’s existing lender to enable it to access an additional $2.0M through its existing credit facility.

●

New Customers and Customer Expansion: In Q3 FY15, the company closed a significant number of new customer accounts and expanded the value of current customers across a variety of business verticals. In the new account arena, accounts were closed in verticals including pharmaceuticals, retail, medical devices, networking/telecommunications, regulated utilities and shipping to name a few. From an existing customer growth perspective, the team deepened and grew the relationship with companies across the following verticals: food & beverage, business consulting, medical services, hospitality, financial services, energy services, business products, pharmaceuticals, manufacturing and entertainment.

February 9th, 2015 Conference Call & Webcast

A conference call and webcast will be held today at 5:00 p.m. EDT to review these results. Interested parties may participate via conference call and webcast; more details:

Live Participant Conference Call Numbers:

●	Toll-Free: 1-877-407-0789

●	Toll/International: 1-201-689-8562

Live Webcast Link: http://public.viavid.com/player/index.php?id=112986

Replay Dial-in Info:
Toll-Free: 1-877-870-5176
Toll/International: 1-858-384-5517
From: 02/09/15 @ 8:00 pm Eastern Time
To: 02/23/15 @ 11:59 pm Eastern Time
Replay Pin Number: 13600709

Related: http://www.selectica.com/investors

Supporting Resources

●	Selectica Solutions overview

●	Selectica 'Social Contracting' blog

●	Selectica on LinkedIn

●	Selectica on Facebook

●	Selectica on Twitter

●	Selectica customer case studies

●	Selectica guides & misc. resources

About Selectica, Inc.
Selectica, Inc. (NASDAQ: SLTC) provides a platform for enterprises worldwide to create, manage, and optimize business relationships with contracts at the core. Selectica helps global companies actively manage their contracts throughout the sales, procurement and legal life cycles. Selectica’s contract management solutions drive business value by assisting organizations in managing contracts profitably, effectively accelerating revenue opportunities, and minimizing risk through compliance. Through Iasta, a Selectica company, we provide leading strategic sourcing and spend management solutions, dedicated to empowering sourcing and purchasing professionals. Our blend of acclaimed software and services focus on improving spend analysis, procurement intelligence, sourcing, and supplier lifecycle management. Our solutions play a critical role in optimizing business relationships by enhancing supply base insights, improving supplier collaboration and reducing the supply chain risks vital to today’s globally-minded enterprise. Selectica also provides a powerful configuration engine, enabling Fortune 500 companies to accelerate revenue by facilitating the optimization of the right combination of products, services, and price. More information: www.selectica.com and www.iasta.com.

Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP revenue, non-GAAP gross profit, non-GAAP net income, and non-GAAP earnings per share, which we believe are helpful in understanding our past financial performance and future results. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “GAAP to Non-GAAP Reconciliations”. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods; as such, we believe it is useful for investors to understand the effects of these items on our total operations. Our non-GAAP revenue is intended to reflect the full amount of revenues that would have been otherwise been recorded by the acquired entity, while our non-GAAP gross profit excludes the amortization of intangibles that occurred due to the acquisition of the entity.

Forward-looking Statements
Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements regarding business outlook, assessment of market conditions, anticipated financial and operating results, strategies, product and channel development, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to fluctuations in demand for Selectica's products and services, risks of losing key personnel or customers, protection of the company's intellectual property and government policies and regulations, including, but not limited to those affecting the company's industry. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the company can be found in the company's most recent Form 10-K as filed by the company with the Securities and Exchange Commission.

Contacts

Investor Relations:
Budd Zuckerman
bzuckerman@genesisselect.com
+1.303.415.0200

Media Relations:
Rose Lee
Selectica
+1.650.532.1590
pr@selectica.com

SELECTICA, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013

Revenues:
Recurring revenues	$4,664	$3,091	$11,396	$9,277
Non-recurring revenues	1,320	857	3,553	2,971
Total revenues	5,984	3,948	14,949	12,248

Cost of revenues:
Cost of recurring revenues	1,568	634	3,715	2,000
Cost of non-recurring revenues	1,334	1,497	4,893	3,989
Total cost of revenues	2,902	2,131	8,608	5,989

Gross profit:
Recurring gross profit	3,096	2,457	7,681	7,277
Non-recurring gross profit	(14)	(640)	(1,340)	(1,018)
Total gross profit	3,082	1,817	6,341	6,259

Operating expenses:
Research and development	1,131	586	2,570	2,139
Sales and marketing	3,550	2,051	9,843	6,254
General and administrative	2,296	1,349	5,727	3,636
Acquisition related costs	15	-	682	-
Restructuring costs	-	-	-	227
Total operating expenses	6,992	3,986	18,822	12,256

Loss from operations	(3,910)	(2,169)	(12,481)	(5,997)

Decrease in fair value of warrant liability	-	-	-	982
Interest and other income (expense), net	67	45	38	4
Net loss before Income Tax	$(3,843)	$(2,124)	$(12,443)	$(5,011)

Benefit (provision) for income taxes	$-	$-	$2,950	-
Consolidated Net Loss	(3,843)	(2,124)	(9,493)	(5,011)

Preferred stock accretion	-	-	-	1,621
Net loss applicable to common stockholders	$(3,843)	$(2,124)	$(9,493)	$(6,632)

Basic and diluted net loss per share	$(0.49)	$(0.55)	$(1.37)	$(1.88)

GAAP to Non-GAAP Reconciliations:
Reconciliation of Total revenue:
U.S. GAAP as reported	$5,984	$3,948	$14,949	$12,248
Adjustments:
Deferred revenue adjustment	332	-	1,295	-
As adjusted	$6,316	$3,948	$16,244	$12,248

Reconciliation to non-GAAP net loss:
Net loss	$(3,843)	$(2,124)	$(9,493)	$(5,011)
Stock-based compensation expense	665	466	1,953	921
Decrease in fair value of warrant liability	-	-	-	(982)
Preferred stock accretion	-	-	-
Restructuring costs	-	-	-	227
Deferred revenue adjustment	332	-	1,295	-
Acquisition related costs	15	-	682	-
Amortization on intangibles	349	-	698	-
Benefit for income taxes	-	-	(2,950)	-
Non-GAAP net income/(loss)	$(2,482)	$(1,658)	$(7,815)	$(4,845)

Non-GAAP basic and diluted net loss per share	$(0.32)	$(0.43)	$(1.13)	$(1.38)

Weighted average shares outstanding for basic and diluted net loss per share	7,790	3,877	6,943	3,522

SELECTICA, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	December 31,	December 31,
	2014	2013

Net cash used in operating activities	$(8,183)	$(7,683)
Investing activities
Purchase of property and equipment	(52)	(79)
Capitalized Software	(1,590)	(661)
Purchase of business, net of cash	(5,003)	-
Net cash used in investing activities	(6,645)	(740)

Financing activities
Proceeds from sale of common stock, preferred stock and warrants, net of issuance costs	7,195	5,837
Employee taxes paid in exchange for restricted stock awards forfeited	93	(232)
Issuance of common stock under employee stock plan		207
Borrowings under credit facility, net	40	234
Credit facility payment	(655)	-
Repayment of Note Payable	(277)	-
Net cash provided by financing activities	6,396	6,046

Net increase/(decrease) in cash and cash equivalents	(8,432)	(2,377)
Cash and cash equivalents at beginning of the period	16,907	12,098
Cash and cash equivalents at end of the period	$8,475	$9,721

SELECTICA, INC.

Condensed Consolidated Balance Sheets

(In thousands)

	December 31,	March 31,
	2014	2014
	(Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents	$8,475	$16,907
Accounts receivable	4,705	3,006
Prepaid expenses and other current assets	1,347	689
Total current assets	14,527	20,602

Property and equipment, net	354	312
Capitalized software	2,277	856
Goodwill	8,353	-
Intangibles, net	6,802	-
Other assets	288	30
Total assets	$32,601	$21,800

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY
Current liabilities
Credit facility	$6,989	$6,949
Accounts payable	1,881	1,371
Accrued payroll and related liabilities	1,165	648
Other accrued liabilities	1,870	345
Deferred revenue	8,069	5,131
Total current liabilities	19,974	14,444
Long-term deferred revenue	65	618
Other long-term liabilities	-	-
Total liabilities	20,039	15,062

Redeemable convertible preferred stock	-	3,653
Stockholders' equity	12,562	3,085
Total liabilities, redeemable convertible preferred stock and stockholders' equity	$32,601	$21,800

SELECTICA, INC.

Billings Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013

Total revenues	$5,984	$3,948	$14,949	$12,248
Deferred revenue:
End of period	8,134	6,090	8,134	6,090
Beginning of period	6,909	6,133	5,749	7,925
Change in deferred revenue	1,225	(43)	2,385	(1,835)
Total billings (total revenues plus the change in deferred revenue)	$7,209	$3,905	$17,334	$10,413

SELECTICA, INC.

GAAP to Non GAAP Financial Reconciliations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
GAAP to Non-GAAP Reconciliations:
Reconciliation of Total revenue:
U.S. GAAP as reported	$5,984	$3,948	$14,949	$12,248
Adjustments:
Deferred revenue adjustment	332	-	1,295	-
Non-GAAP revenue	$6,316	$3,948	$16,244	$12,248

Reconciliation to non-GAAP gross profit:
U.S. GAAP as reported	$3,082	$1,817	$6,341	$6,259
Adjustments:
Deferred revenue adjustment	332	-	1,295	-
Amortization on intangibles	159	-	317	-
Non-GAAP gross profit	$3,573	$1,817	$7,953	$6,259

Reconciliation to non-GAAP net loss:
Net loss	$(3,843)	$(2,124)	$(9,493)	$(5,011)
Stock-based compensation expense	665	466	1,953	921
Increase in fair value of warrant liability	-	-	-	(982)
Preferred stock accretion	-	-	-
Restructuring costs	-	-	-	227
Deferred revenue adjustment	332	-	1,295	-
Acquisition related costs	15	-	682	-
Amortization on intangibles	349	-	698	-
Benefit for income taxes	-	-	(2,950)	-
Non-GAAP net income/(loss)	$(2,482)	$(1,658)	$(7,815)	$(4,845)

Non-GAAP basic and diluted net loss per share	$(0.32)	$(0.43)	$(1.13)	$(1.38)

Weighted average shares outstanding for basic and diluted net loss per share	7,790	3,877	6,943	3,522